                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MAY 29, 2002
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

               1-9025                                    NOT APPLICABLE.
       (Commission File Number)                (IRS Employer Identification No.)

     7961 SHAFFER PARKWAY, SUITE 5                           80127
             LITTLETON, CO
(Address of Principal Executive Offices)                   (Zip Code)

                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

                                VISTA GOLD CORP.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         PRESS RELEASE DATED MAY 29, 2002

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of businesses acquired:

              Not applicable.

         (b)  PRO FORMA financial information:

              Not applicable.

         (c)  Exhibits

              VISTA GOLD CORP ANNOUNCES LETTER OF INTENT TO ACQUIRE THE PAREDONES AMARILLOS GOLD PROJECT.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VISTA GOLD CORP.
                                                (Registrant)

Date:    May 29, 2002                           By: /s/ JOHN F. ENGELE
                                                   ---------------------------
                                                John F. Engele
                                                Vice President Finance

                                  EXHIBIT INDEX


                  EXHIBIT NO.                                           PAGE NO.
                  -----------                                           --------

Press release dated May 29, 2002, Vista Gold Corp.                         5
Announces Letter of Intent to Acquire the Paredones
Amarillos Gold Project.